EXHIBIT 99.1

                      FIRST FRANKLIN FINANCIAL CORPORATION
                 MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES
                                    1997-FF2
                                  $141,544,809

                               SUBJECT TO REVISION



                             COMPUTATIONAL MATERIALS

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449 - 5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MORTGAGE LOAN
SELLER:                  First Franklin Financial Corporation

DEPOSITOR:               Merrill Lynch Mortgage Investors, Inc.

MASTER SERVICER:         First Franklin Financial Corporation

SERVICER:                Option One Mortgage Corporation

TRUSTEE:                 Texas Commerce  Bank, N.A.

UNDERWRITER:             Merrill Lynch & Co.

                                Ratings                       Beg. Amort.           End Amort.
Class        Amount          (Moody's/S&P)       WAL          (Mo./Date)            (Mo./Date)

To Maturity:
A          $141,544,809       Aaa/AAA            4.10         1/July-97             260/Feb.-19

To Call:
A          $141,544,809       Aaa/AAA            3.77         1/July-97             120/June-07

CUT-OFF DATE:                 June 1, 1997

EXP. PRICING:                 Week of June 16, 1997

EXP. SETTLEMENT:              Week of June 23, 1997

STATED FINAL
MATURITY:                     August 2028 (Approximate)

INTEREST/
PRINCIPAL:                    The 25th day of each month (or if such 25th
                              day is not a  business day, the next
                              succeeding business day), commencing  on July
                              25, 1997.

SMMEA:                        The Class A Certificates will be SMMEA
                              eligible.

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class A Certificates would generally be ERISA eligible. Prospective purchasers should consult their counsel.

 TAX STATUS:                  On the Closing Date, a REMIC election will be
                              made with respect to certain assets of the Trust.

COLLATERAL:                   Conventional, adjustable rate mortgage loans
                              secured by first liens on Single Family
                              Properties, 2-4 Family Properties, PUDs and
                              Condominiums indexed to 6 Month LIBOR.

CREDIT
ENHANCEMENT:                  Overcollateralization plus 100% FSA Guarantee
                              of timely  receipt of interest on the Class A
                              Certificates and ultimate  receipt of
                              principal on the Class A Certificates.

INITIAL
OVERCOLLATERAL-
IZATION: Credit Enhancement with respect to the Class A Certificates will be provided in part by the Initial Overcollateralization Amount resulting from the excess of the sum of the Original Principal Balances of the Mortgage Loans over the initial Certificate Principal Balance as of the Closing Date.


PRINCIPAL AND INTEREST DISTRIBUTIONS:

The Class A Certificateholders will receive interest each month on the basis of the actual number of days elapsed in the related interest period divided by 360 days times the Certificate Rate times the Outstanding Balance of the Certificates prior to any distributions. In addition, the Class A
Certificateholders will receive all scheduled and unscheduled principal distributions from the Mortgage Loans until the Class A Certificates are retired.

CLASS A CERTIFICATES:
PRIOR TO THE AVAILABILITY OF THE CLEAN-UP CALL (AS DEFINED BELOW):
On each Remittance Date, interest will accrue at the Class A Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class A Certificates. All calculations of interest on the Class A Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class A Pass- Through Rate will be equal to the lesser of (1) One-Month LIBOR plus [ ]% per annum and (2) the weighted average of the Mortgage Rates minus the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the rate at which monthly premiums are payable to the Certificate Insurer and (d) 0.50% per annum (such difference equaling the "Available Funds Pass-Through Rate").

The Pass-Through Margin on the Class A Pass-Through Rate will double on and after the date on which the 10% clean-up call becomes available but is not exercised, subject to the Available Funds Pass-Through Rate.

OPTIONAL TERMINATION/10% CLEANUP CALL:

On any Remittance Date on which the outstanding aggregate principal balance of the Mortgage Loans is less than 10% of the sum of the Original Principal as of the Cut-off Date, the majority holder of the Residual Certificates shall have the right to exercise the 10% Clean Up Call.

OPTIONAL TERMINATION/5% CLEANUP CALL:

On any Remittance Date on which the outstanding aggregate principal balance of the Mortgage Loans is less than 5% of the sum of the Original Principal as of the Cut-off Date, the Master Servicer, the Servicer, or the Insurer shall have the right to exercise the 5% Clean Up Call.

MORTGAGE POOL CHARACTERISTICS:


MORTGAGE LOANS (AS OF 6/1/97):
Initial Home Equity Loan Principal Balance:                $144,433,479
Weighted Average Coupon:                                    9.071%
Weighted Average Lifetime Cap:                              15.071%
Weighted Average Lifetime Floor:                            9.071%
Weighted Average Gross Margin:                              5.181%
Negative Amortization:                                      None
Weighted Average Rem. Term:                                 358 mos.
Weighted Average Original Term:                             360 mos.
Properties secured by 1st Liens:                            100.00%
Weighted Average CLTV:                                      76.3%
Geographic Distribution:                                    10 States
States w/ >5% Concentrations:                               CA-60.23%, OR-
                                                            11.19%,
                                                            UT-9.98%,
                                                            WA-9.98%

Balloons:                                                   0%
Occupancy-
    Owner Occupied:                                         95.10%
    Investor:                                               4.90%
Property Type-
    Condominium:                                            3.82%
    Single Family:                                          78.52%
    2-4 Family:                                             3.87%
    Planned Unit Development                                13.44%
    De-minimus PUD                                          0.14%
    Manufactured Housing                                    0.21%
Loan Purpose-
    Purchase:                                               44.11%
    Refinance:                                              20.68%
    Cashout:                                                35.21%

A 20% constant prepayment rate (CPR) will be used to price the Mortgage Loans.


CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

PREPAYMENT SCENARIOS (as a conditional prepayment rate (CPR)):

    CPR                    0%          10%           15%          20%          25%          30%          35%

10% CLEAN-UP
CALL
CLASS A WAL (YRS)        21.22         7.41         5.07         3.77         2.96          2.41         2.01
CLASS A EXP. BEG.          1            1             1            1            1            1            1
AM.
CLASS A EXP. END.         348          227           160          120          94            77           64
AM.

NO  CLEAN-UP
CALL
CLASS A WAL (YRS)        21.26         7.81         5.47         4.10         3.23          2.63         2.19
CLASS A EXP. BEG.          1            1             1            1            1            1            1
AM.
CLASS A EXP. END.         358          347           314          260          211          173          145
AM.

                        FIRST FRANKLIN: SERIES 1997-FF2

Report Profile: B            SuperCrack Portfolio Summary                      Code File:  PROSPECT

-POOL TOTALS-              AVERAGE - - GROSS COUPON - -   -RMNG TRM-    WTDAV - -    MARGIN - -
# LOANS  CURRENT BALANCE   CURRBAL  WTDAVG    MIN         MAX   STATD ORIG   L T V   WTDAV      MIN       MAX

  1,018  $ 144,433,479    $ 141,880 9.071    6.625     12.625   358.1  360.0 76.3    5.181     3.625     7.750

 CURRBAL                 LOANS     CURRENT BAL  %POOL           RATE                LOANS     CURRENT BAL  %POOL
  25000.01-   50000.00     48       2,016,748    1.40           6.500-      6.999     11       1,871,700   1.30
  50000.01-   75000.00    115       7,469,312    5.17           7.000-      7.499     21       3,888,393   2.69
  75000.01-  100000.00    198      17,453,541   12.08           7.500-      7.999     52       8,562,070   5.93
 100000.01-  125000.00    175      19,668,167   13.62           8.000-      8.499    149      23,298,807  16.13
 125000.01-  150000.00    124      16,888,218   11.69           8.500-      8.999    217      31,432,349  21.76
 150000.01-  175000.00     96      15,639,738   10.83           9.000-      9.499    161      21,897,634  15.16
 175000.01-  200000.00     79      14,840,144   10.27           9.500-      9.999    244      32,346,184  22.40
 200000.01-  225000.00     54      11,428,348    7.91          10.000-     10.499     85      11,153,996   7.72
 225000.01-  250000.00     35       8,291,034    5.74          10.500-     10.999     48       6,503,785   4.50
 250000.01-  275000.00     18       4,729,980    3.27          11.000-     11.499     12       1,388,299   0.96
 275000.01-  300000.00     27       7,790,322    5.39          11.500-     11.999     12       1,525,434   1.06
 300000.01-  325000.00     12       3,783,593    2.62          12.000-     12.499      4         305,958   0.21
 325000.01-  350000.00      6       2,040,149    1.41          12.500-     12.999      2         258,870   0.18
 350000.01-  375000.00     11       3,952,090   2.74      WTD AVERAGE:      9.071
 375000.01-  400000.00      8       3,138,575   2.17
 400000.01-  425000.00      5       2,078,043   1.44
 425000.01-  450000.00      4       1,776,766   1.23      LTV                      LOANS     CURRENT BAL  %POOL
 450000.01-  500000.00      2         917,027   0.63
 500000.01+                 1         531,686   0.37           10.01-      20.00      1           39,955   0.03
                                                               20.01-      30.00      2          124,942   0.09
                                                               30.01-      40.00     13        1,196,586   0.83
PROPTYPE                 LOANS     CURRENT BAL  %POOL          40.01-      50.00     27        2,850,318   1.97
                                                               50.01-      60.00     60        6,762,826   4.68
 2-4                       36       5,584,808   3.87           60.01-      70.00    175       20,799,070  14.40
 CONDO                     51       5,524,561   3.82           70.01-      80.00    562       85,267,642  59.04
 DEM PUD                    1         197,912   0.14           80.01-      89.99     93       13,580,899   9.40
 MANUHM                     4         297,768   0.21           90.00+                85       13,811,240   9.56
 PUD                      107      19,413,195  13.44     WTD AVERAGE:      76.28
 SFR                      819     113,415,236  78.52

                                                         STATE                    LOANS     CURRENT BAL  %POOL
 OCC                     LOANS     CURRENT BAL  %POOL
                                                         AZ                          36        4,404,421   3.05
NO                         75       7,078,047   4.90     CA                         509       86,987,639  60.23
YES                       943     137,355,432  95.10     CO                          17        1,553,141   1.08
                                                         ID                           6          712,633   0.49
                                                         IL                           1          118,841   0.08
LOANPURP                 LOANS     CURRENT BAL  %POOL    NM                          34        4,309,654   2.98
                                                         NV                          11        1,350,302   0.93
CASHOUT                    380      50,855,059  35.21    OR                         145       16,166,752  11.19
PURCH                      432      63,713,269  44.11    UT                         132       14,410,304   9.98
REFI                       206      29,865,150  20.68    WA                         127       14,419,792   9.98
Active Filter:   NONE


-- LIFE CAP --          -- LIFE FLOOR -
WTDAVG      MIN     MAX   %0  WTDAVG    MIN     MAX   %0

DOCTYPE                    LOANS     CURRENT BAL  %POOL

  FULL                       806     112,689,462  78.02
  LIV                         56       9,845,383   6.82
  NIV                        156      21,898,634  15.16


  GRADE                    LOANS     CURRENT BAL  %POOL

  A-                         189      26,862,668  18.60
  A1                         299      44,167,394  30.58
  B                          111      12,991,261   8.99
  C                           57       5,697,856   3.94
  D                           22       2,486,378   1.72
  DA                         340      52,227,923  36.16


  LIFECAP                  LOANS     CURRENT BAL  %POOL

       12.500-     12.999     11       1,871,700   1.30
       13.000-     13.499     21       3,888,393   2.69
       13.500-     13.999     52       8,562,070   5.93
       14.000-     14.499    149      23,298,807  16.13
       14.500-     14.999    217      31,432,349  21.76
       15.000-     15.499    161      21,897,634  15.16
       15.500-     15.999    244      32,346,184  22.40
       16.000-     16.499     85      11,153,996   7.72
       16.500-     16.999     48       6,503,785   4.50
       17.000-     17.499     12       1,388,299   0.96
       17.500-     17.999     12       1,525,434   1.06
       18.000-     18.499      4         305,958   0.21
       18.500-     18.999      2         258,870   0.18
 WTD AVERAGE:      15.071


 NRADATE                   LOANS     CURRENT BAL  %POOL

  08/01/1997                   7       1,818,993   1.26
  09/01/1997                  17       3,037,817   2.10
  10/01/1997                  29       3,791,368   2.62
  11/01/1997                  24       3,241,321   2.24
  04/01/1998                  37       6,709,613   4.65
  05/01/1998                  50       6,723,272   4.65
  11/01/1998                   1          49,919   0.03
  12/01/1998                   1          62,291   0.04
  01/01/1999                   2         453,994   0.31
  02/01/1999                  34       4,941,559   3.42
  03/01/1999                 220      28,020,363  19.40
  04/01/1999                 282      38,206,626  26.45
  05/01/1999                 314      47,376,341  32.80
                                Requested by:     V0.32

LIFEFLOOR                    LOANS     CURRENT BAL  %POOL
        6.500-      6.999       11       1,871,700   1.30
        7.000-      7.499       21       3,888,393   2.69
        7.500-      7.999       52       8,562,070   5.93
        8.000-      8.499      149      23,298,807  16.13
        8.500-      8.999      217      31,432,349  21.76
        9.000-      9.499      161      21,897,634  15.16
        9.500-      9.999      244      32,346,184  22.40
       10.000-     10.499       85      11,153,996   7.72
       10.500-     10.999       48       6,503,785   4.50
       11.000-     11.499       12       1,388,299   0.96
       11.500-     11.999       12       1,525,434   1.06
       12.000-     12.499        4         305,958   0.21
       12.500-     12.999        2         258,870   0.18
  WTD AVERAGE:      9.071

     MARGIN                   LOANS     CURRENT BAL  %POOL
        3.500-      3.749        2         242,945   0.17
        3.750-      3.999      27       4,812,656   3.33
        4.000-      4.249       60       9,373,166   6.49
        4.250-      4.499       75      11,788,091   8.16
        4.500-      4.749      120      16,499,799  11.42
        4.750-      4.999      106      15,239,843  10.55
        5.000-      5.249       98      15,376,799  10.65
        5.250-      5.499      101      13,606,360   9.42
        5.500-      5.749      135      18,752,448  12.98
        5.750-      5.999      111      15,019,751  10.40
        6.000-      6.249       89      11,873,777   8.22
        6.250-      6.499       39       4,652,828   3.22
        6.500-      6.749       29       3,914,005   2.71
        6.750-      6.999       16       2,202,222   1.52
        7.000-      7.249        6         671,538   0.46
        7.500-      7.749        3         183,362   0.13
        7.750-      7.999        1         223,888   0.16
  WTD AVERAGE:      5.181

                                 FINAL PORTFOLIO

                              Stratification Report
Field:  FICO
       FICO                 #LOANS   CURRENT BALANCE   %POOL
     531 - 550                   2        306,766.96    0.59
     551 - 570                   9      1,307,308.15    2.50
     571 - 590                  31      3,390,123.40    6.49
     591 - 610                  43      6,744,795.75   12.91
     611 - 630                  52      8,102,337.11   15.51
     631 - 650                  65     10,309,907.87   19.74
     651 - 670                  42      6,506,374.37   12.46
     671 - 690                  40      6,915,621.27   13.24
     691 - 710                  21      3,118,633.08    5.97
     711 - 730                  18      2,633,442.42    5.04
     731 - 750                   7      1,101,786.61    2.11
     751 - 770                   8      1,626,220.27    3.11
     771 - 790                   2        164,602.26    0.32
===============             =======  ===============   =====
WTDAVG =    648                340        52,227,922

    ORIGBAL                  LOANS     CURRENT BAL  %POOL
"      25000.01-   50000.00     48       2,022,325   1.40"
"      50000.01-   75000.00    115       7,479,595   5.17"
"      75000.01-  100000.00    198      17,473,750  12.08"
"     100000.01-  125000.00    175      19,696,125  13.62"
"     125000.01-  150000.00    124      16,906,095  11.69"
"     150000.01-  175000.00     96      15,657,606  10.83"
"     175000.01-  200000.00     79      14,857,920  10.27"
"     200000.01-  225000.00     54      11,440,900   7.91"
"     225000.01-  250000.00     35       8,300,800   5.74"
"     250000.01-  275000.00     18       4,734,740   3.27"
"     275000.01-  300000.00     27       7,797,950   5.39"
"     300000.01-  325000.00     12       3,786,250   2.62"
"     325000.01-  350000.00      6       2,042,650   1.41"
"     350000.01-  375000.00     11       3,957,450   2.74"
"     375000.01-  400000.00      8       3,143,000   2.17"
"     400000.01-  425000.00      5       2,080,500   1.44"
"     425000.01-  450000.00      4       1,779,500   1.23"
"     450000.01-  500000.00      2         918,500   0.64"
"     500000.01+                 1         532,000   0.37"